Prudential Investment Management, Inc. and the Noteholders signatory hereto
c/o Prudential Capital Group
2029 Century Park East, Suite 710
Los Angeles, CA 90067
As of December 18, 2013
ALEXANDER & BALDWIN, LLC
ALEXANDER & BALDWIN, INC.
822 Bishop Street
Honolulu, Hawaii 96801-3440

Re:	Amendment to Amended and Restated Note Purchase and Private Shelf Agreement
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Note Purchase and Private Shelf Agreement, dated as of June 4, 2012 (as amended or otherwise modified from time to time, the “Agreement”), by and among Alexander & Baldwin, LLC, a Hawaii limited liability company (the “Company”), Alexander & Baldwin, Inc., a Hawaii corporation (“Holdings”), and the other Guarantors from time to time party thereto, Prudential and each Prudential Affiliate (as defined therein) that is or may become bound by certain provisions thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement.
1.    Pursuant to the provisions of paragraph 12C of the Agreement, and subject to the terms and conditions of this letter agreement, the undersigned holders of Notes (the “Noteholders”), the Company and Holdings hereby agree that, notwithstanding anything to the contrary in paragraph 5H of the Agreement, during the period from the date hereof until six months after the date hereof and for so long as none of such provisions is incorporated by reference into (or otherwise included in) the Bank Credit Agreement, none of the following provisions of the Bridge Loan Agreement shall constitute an Incorporated Term: Sections 7.02(b) or (d), 7.03(d) through (i), 7.06, 7.12, 7.13, 8.08, 8.14 or 8.15 or Article IX to the extent the applicable Default (as such term is defined in the Bridge Loan Agreement) results solely from the breach of one or more of the foregoing provisions of the Bridge Loan Agreement.
2.    Amendments to Agreement. Pursuant to the provisions of paragraph 12C of the Agreement, and subject to the terms and conditions of this letter agreement, the Noteholders, the Company and Holdings hereby agree that the Agreement is hereby amended, as follows:
2.1    Clauses (i) and (ii) of paragraph 5A are amended and restated, as follows:
“(i) as soon as practicable and in any event within the earlier to occur of 60 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year or the date on which another creditor of Holdings or the Company first receives such information, consolidated statements of income and cash flows of Holdings and its Subsidiaries (and, beginning with the quarterly financial statements for March 31, 2014, together with consolidating schedules breaking out (1) A&B II, LLC and its Subsidiaries on a consolidated basis, and (2) for so long as any Debt of GLP Asphalt LLC is secured by a consensual Lien, GLP Asphalt LLC and its Subsidiaries on a consolidated basis) for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of Holdings and its Subsidiaries (and, beginning

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with the quarterly financial statements for March 31, 2014, together with consolidating schedules breaking out (1) A&B II, LLC and its Subsidiaries on a consolidated basis, and (2) for so long as any Debt of GLP Asphalt LLC is secured by a consensual Lien, GLP Asphalt LLC and its Subsidiaries on a consolidated basis) as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of Holdings, subject only to changes resulting from year-end adjustments; provided that such quarterly financial statements may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which Holdings posts such documents, or provides a link thereto, on Holdings’ website;
(ii) as soon as practicable and in any event within the earlier to occur of 120 days after the end of each fiscal year or the date on which another creditor of Holdings or the Company first receives such information, consolidated statements of income and cash flows of Holdings and its Subsidiaries (and, beginning with the annual financial statements for December 31, 2013, together with unaudited consolidating schedules breaking out (1) A&B II, LLC and its Subsidiaries on a consolidated basis, and (2) for any fiscal year during which any Debt of GLP Asphalt LLC is secured by a consensual Lien, GLP Asphalt LLC and its Subsidiaries on a consolidated basis) for such year (or, in the case of the unaudited consolidating schedules breaking out A&B II, LLC and its Subsidiaries on a consolidated basis or GLP Asphalt LLC and its Subsidiaries on a consolidated basis for the annual financial statements for December 31, 2013, solely for the fourth quarter of such year) and a consolidated balance sheet of Holdings and its Subsidiaries (and, beginning with the annual financial statements for December 31, 2013, together with unaudited consolidating schedules breaking out A&B II, LLC and its Subsidiaries on a consolidated basis, and (2) for so long as any Debt of GLP Asphalt LLC is secured by a consensual Lien, GLP Asphalt LLC and its Subsidiaries on a consolidated basis) as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in reasonable detail and reasonably satisfactory in scope to the Required Holder(s) and, in the case of such consolidated financial statements of Holdings and its Subsidiaries, certified by independent public accountants of recognized standing whose opinion shall be unqualified and otherwise satisfactory in scope and substance to the Required Holder(s), provided that such opinion shall be deemed otherwise satisfactory if prepared and rendered in accordance with GAAP and generally accepted auditing standards; provided that such annual financial statements may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which Holdings posts such documents, or provides a link thereto, on Holdings’ website;”
2.2    Paragraph 6A(1) is amended and restated, as follows:
“6A(1).    Minimum Consolidated Shareholders’ Equity. Consolidated Shareholders’ Equity at any time to be less than the sum of (a) $791,440,000, plus (b) to the extent positive, 25% of Consolidated Net Income for each fiscal quarter ended after December 31, 2013 (such required minimum consolidated shareholders’ equity amount not to be reduced by any consolidated net loss during any such fiscal quarter).”
2.3    Paragraph 6A(3) is amended and restated, as follows:
“6A(3).    Debt to Total Adjusted Asset Value.
(A) The ratio of the consolidated Debt of Holdings and its Subsidiaries (excluding, during the Covenant Relief Period only, any consolidated Debt of Holdings and its Subsidiaries incurred to consummate the Kaneohe Ranch Acquisition) to Total Adjusted Asset Value at any time to exceed 0.50 to 1.00; or (B) during the Covenant Relief Period only, the ratio of the consolidated Debt of

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Holdings and its Subsidiaries (including, for purposes of this clause (B), all consolidated Debt of Holdings and its Subsidiaries) to Total Adjusted Asset Value at any time to exceed 0.575 to 1.00.”
2.4    Paragraph 6A(4) is amended and restated, as follows:
“6A(4).    Unencumbered Income Producing Assets Value to Unsecured Debt. (A) The ratio of Unencumbered Income Producing Assets Value to Unsecured Debt (excluding, during the Covenant Relief Period only, any Unsecured Debt incurred to consummate the Kaneohe Ranch Acquisition) at any time to be less than 1.75 to 1.00; or (B) during the Covenant Relief Period only, the ratio of Unencumbered Income Producing Assets Value to Unsecured Debt (including for purposes of this clause (B) all Unsecured Debt) at any time to be less than 1.40 to 1.00.”
2.5    The final paragraph of paragraph 6A (immediately preceding paragraph 6B) is amended and restated, as follows:
“Subject to the provisions of the last paragraph of each of the definitions of “Total Adjusted Asset Value” and “Unencumbered Income Producing Assets Value” herein, for purposes of all calculations made under the financial covenants set forth in paragraph 6A(2) through and including paragraph 6A(6) for an applicable period, (i) if during such period Holdings, the Company or any other Subsidiary shall have consummated an acquisition of a Significant Subsidiary or a Significant Line of Business, (x) Adjusted EBITDA for such period shall be calculated after giving pro-forma effect thereto as if such transaction occurred on the first day of such period; provided, that if the aggregate purchase price for any such acquisition is greater than or equal to $25,000,000, Adjusted EBITDA shall only be calculated on a pro-forma basis to the extent such pro-forma calculations are based on audited financial statements or other financial statements reasonably satisfactory to the Required Holders and (y) any Debt incurred or assumed by any Credit Party or Subsidiary (including the Person or property acquired) in connection with such transaction and any Debt of the Person or property acquired which is not retired in connection with such transaction (1) shall be deemed to have been incurred as of the last day of the previous period and (2) if such Debt has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this paragraph determined by utilizing the rate which is or would be in effect with respect to such Debt as at the relevant date of determination, and (ii) if during such period Holdings, the Company or any other Subsidiary shall have consummated a disposition of all or substantially all of the assets of Holdings, the Company or any other Subsidiary or of a majority of the equity interests of a Subsidiary or of a Significant Line of Business, (x) Adjusted EBITDA for such period shall be calculated after giving pro-forma effect thereto as if such transaction occurred on the last day of the previous period and (y) any Debt which is retired in connection with such transaction shall be excluded and deemed to have been retired as of the last day of the previous period.”
2.6    Paragraph 10B is amended to insert the following new definitions in their proper alphabetical order or to amend and restate the following existing definitions, as applicable, as follows:
““Adjusted EBITDA” means Consolidated Net Income Before Taxes for the period of four consecutive fiscal quarters ended on any date of determination plus, to the extent deducted in the calculation thereof, Consolidated Interest Expense, depreciation and amortization, non-cash stock-based compensation expense, non-cash pension, non-cash postretirement and non-cash nonqualified expenses, and one-time expenses in connection with the acquisition of Grace Pacific LLC and its Subsidiaries and the Kaneohe Ranch assets incurred during the fiscal year ended December 31, 2013 in an aggregate amount not to exceed $8,000,000; provided that Adjusted EBITDA shall exclude non-cash gains or losses resulting from the write-up or write-down of assets.
“Amendment Effective Date” means December 18, 2013.

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“Applicable Cap Rates” means (i) 7.50% for Investment Properties, (ii) 9.50% for Agricultural Land which is leased to third parties, (iii) 8.25% for Leased Non-Agricultural Land which is located in the continental United States, and (iv) 7.75% for Leased Non-Agricultural Land which is located in the State of Hawaii.
“Bridge Loan Agreement” means that certain Unsecured Loan Agreement, dated as of December 18, 2013, by and between the Company and Bank of America, N.A., as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.
“Change of Control” means: (a) the acquisition, after the date hereof, by any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934) (but excluding any employee benefit plan of such person or persons or their respective subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) of outstanding shares of voting stock of Holdings representing more than 50% of voting control of Holdings; or (b) the failure of Holdings to own 100% of the equity interests of the Company at any time; or (c) the failure of Holdings to directly or indirectly own 100% of the Equity Interests of Grace Pacific LLC, a Hawaii limited liability company, at any time.
“Covenant Relief Period” means the period from the Amendment Effective Date through and including March 30, 2014.
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“Kaneohe Ranch Acquisition” means the acquisition of the Kaneohe Ranch assets pursuant to (i) that certain Purchase and Sale Agreement and Joint Escrow Instructions between Castle Family LLC, Castle 1974 LLC, Castle Residuary LLC, and Castle Kaopa LLC, all Hawaii limited liability companies, collectively as seller, and Alexander & Baldwin, Inc., as buyer, dated as of October 18, 2013, as amended by that certain First Amendment of Purchase and Sale Agreement and Joint Escrow Instructions dated November 18, 2013, and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions between Harold K. L. Castle Foundation, a Hawaii nonprofit corporation, as Seller, and Alexander & Baldwin, Inc. as buyer, dated as of October 18, 2013, as amended by that certain First Amendment of Purchase and Sale Agreement and Joint Escrow Instructions dated November 18, 2013.
“Priority Debt” means, at any time of determination thereof, and without duplication, the Company’s, Holdings’ and the other Guarantors’ Debt secured by a Lien, plus all Debt of Holdings’ Subsidiaries (other than the Company and the Subsidiaries of Holdings which are Guarantors), both secured and unsecured.
“Total Adjusted Asset Value” means, at any time of determination thereof, without duplication, (a) the real estate leasing property value (which shall be deemed to be equal to the sum of (i) NOI from Investment Properties for the then or most recently ended fiscal quarter multiplied by four divided by the Applicable Cap Rates, plus (ii) NOI from Leased Agricultural Land for the then or most recently ended fiscal quarter multiplied by four divided by the Applicable Cap Rates, plus (iii) NOI from Leased Non-Agricultural Land for the then or most recently ended fiscal quarter multiplied by four divided by the Applicable Cap Rates), plus (b) the greater of (x) EBITDA (as

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defined below) generated from the agricultural division of Holdings and its Subsidiaries (excluding, as an abundance of caution, NOI from Leased Agricultural Land) for the period of four consecutive fiscal quarters then or most recently ended divided by 20.0%, and (y) the Appraised Value of Agricultural Land which is not leased to third parties (provided that the determination of whether or not to obtain the appraisal necessary to determine the Appraised Value shall be made at the option of the Company and if the Company does not elect to have an appraisal performed, then clause (x) will be deemed to be greater than clause (y)), plus (c) the book value of Development Real Properties owned by Holdings or any of its Subsidiaries (with such book value, in the case of a less than wholly-owned Subsidiary or any other entity (other than a Subsidiary) in which Holdings or any of its Subsidiaries owns an equity interest (each, a “Joint Venture Entity”), to be (i) with respect to a consolidated Joint Venture Entity, equal to the net assets of such Joint Venture Entity less the non-controlling interest in such Joint Venture Entity as reflected on the most recent consolidated balance sheet of Holdings required to be delivered pursuant to paragraph 5A(i) or (ii), or (ii) with respect to an unconsolidated Joint Venture Entity, equal to the book value of Holdings’ direct or indirect investment in such Joint Venture Entity), provided that the aggregate amount under this clause (c) shall not comprise more than 30% of the consolidated total assets of Holdings and its Subsidiaries (less cash, cash equivalents, marketable securities, goodwill, non-controlling interest and pension assets) in accordance with GAAP for the most recent fiscal quarter with respect to which financial statements are required to be delivered pursuant to paragraph 5A(i) or (ii), plus (d) the value of the Grace Pacific business (which shall be deemed to be equal to Adjusted EBITDA (but calculated solely with respect to A&B II, Inc. and its Subsidiaries for the then or most recently ended period of four consecutive fiscal quarters) divided by 16.67%). For purpose of clause (b) of this definition, “EBITDA” means the operating profit of the agricultural division of Holdings and its Subsidiaries, but prior to the deduction in the determination thereof of any expenses in respect of depreciation and amortization.
Notwithstanding anything to the contrary in the foregoing portions of this definition or in the final paragraph of paragraph 6A (immediately preceding paragraph 6B): (i) any asset or Person (together with such Person’s Subsidiaries) acquired by Holdings or any of its Subsidiaries, for purpose of determining the “Total Adjusted Asset Value,” shall be valued at net book value during the period (the “Book Value Period”) from the consummation of such acquisition until the last day of the first full fiscal quarter occurring after the consummation of such acquisition; and (ii) following the relevant Book Value Period, the calculation described in clause (d) of this definition shall include Adjusted EBITDA (calculated solely with respect to Grace Pacific LLC (or Grace Pacific Corporation, as applicable, for periods prior to the limited liability company conversion of Grace Pacific Corporation) and its Subsidiaries) to the extent the applicable calculation described in clause (d) of this definition includes periods prior to the consummation of the acquisition by Holdings and its Subsidiaries of Grace Pacific LLC and its Subsidiaries.
“Unencumbered EBITDA” means, for any period of determination, with respect to Holdings and its Subsidiaries on a consolidated basis, without duplication, (i) Adjusted EBITDA derived from Unencumbered Investment Properties and Unencumbered Leased Agricultural Land, (ii) Adjusted EBITDA generated from the agricultural division of Holdings and its Subsidiaries but only to the extent the assets in the agricultural division are Unencumbered Agricultural Division Assets, and (iii) Adjusted EBITDA calculated solely with respect to A&B II, LLC and its Subsidiaries, provided that amounts under this clause (iii) shall be excluded from the calculation of Unencumbered EBITDA if, at any time during such period of determination, any Debt of A&B II, LLC or its Subsidiaries is secured by a consensual Lien except that only Adjusted EBITDA of GLP Asphalt LLC shall be excluded from the calculation of Unencumbered EBITDA if the only Debt of A&B II, LLC or its Subsidiaries which is secured by a consensual Lien consists of (1) the bank facility from First Hawaiian Bank in favor of GLP Asphalt LLC in an aggregate commitment or outstanding principal amount not to exceed $40 million (and only until August 31, 2014), or any extensions (including by amendments or amendments and restatements), refinancings or replacements of such

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bank facility in an aggregate commitment or outstanding principal amount not to exceed $30 million, and/or (2) the term loan from Bank of Hawaii in favor of GLP Asphalt LLC in an aggregate outstanding principal amount not to exceed the original aggregate principal amount of $14 million, as reduced from time to time in accordance with its originally scheduled principal amortization (and only until its final maturity date of March 1, 2021).
Notwithstanding anything to the contrary in the foregoing portions of this definition, the calculation described in clause (iii) of this definition shall include Adjusted EBITDA (calculated solely with respect to Grace Pacific LLC (or Grace Pacific Corporation, as applicable, for periods prior to the limited liability company conversion of Grace Pacific Corporation) and its Subsidiaries) to the extent the applicable calculation described in clause (iii) of this definition includes periods prior to the consummation of the acquisition by Holdings and its Subsidiaries of Grace Pacific LLC and its Subsidiaries.
“Unencumbered Income Producing Assets Value” means, at any time of determination thereof, without duplication, (i) the NOI from Unencumbered Investment Properties for the then or most recently ended fiscal quarter multiplied by four divided by the Applicable Cap Rates, plus (ii) the NOI from Unencumbered Leased Agricultural Land for the then or most recently ended fiscal quarter multiplied by four divided by the Applicable Cap Rates, plus (iii) the NOI from Unencumbered Leased Non-Agricultural Land for the then or most recently ended fiscal quarter multiplied by four divided by the Applicable Cap Rates, plus (iv) the greater of (x) EBITDA generated from the agricultural division of Holdings and its Subsidiaries but only to the extent the assets in the agricultural division are Unencumbered Agricultural Division Assets (excluding, as an abundance of caution, NOI from Leased Agricultural Land) for the period of four consecutive fiscal quarters then or most recently ended divided by 20.0%, and (y) the Appraised Value of Unencumbered Agricultural Land which is not leased to third parties (provided that the determination of whether or not to obtain the appraisal necessary to determine the Appraised Value shall be made at the option of the Company and if the Company does not elect to have an appraisal performed, then clause (x) will be deemed to be greater than clause (y)), plus (v) the value of the Grace Pacific business (which shall be deemed to be equal to Adjusted EBITDA (but calculated solely with respect to A&B II, LLC and its Subsidiaries for the then or most recently ended period of four consecutive fiscal quarters) divided by 16.67%), provided that amounts under this clause (v) shall be excluded from the calculation of Unencumbered Income Producing Assets Value if, at such time of determination or at any time during such then or most recently ended period of four consecutive fiscal quarters, any Debt of A&B II, LLC or its Subsidiaries is or was secured by a consensual Lien, except that only the value of GLP Asphalt LLC (which shall be deemed to be equal to Adjusted EBITDA (but calculated solely with respect to GLP Asphalt LLC and its Subsidiaries for the then or most recently ended period of four consecutive fiscal quarters) divided by 16.67%) shall be excluded from the calculation of Unencumbered Income Producing Assets Value if the only Debt of A&B II, LLC or its Subsidiaries which is or was secured by a consensual Lien consists or consisted of (1) the bank facility from First Hawaiian Bank in favor of GLP Asphalt LLC in an aggregate commitment or outstanding principal amount not to exceed $40 million (and only until August 31, 2014), or any extensions (including by amendments or amendments and restatements), refinancings or replacements of such bank facility in an aggregate commitment or outstanding principal amount not to exceed $30 million, and/or (2) the term loan from Bank of Hawaii in favor of GLP Asphalt LLC in an aggregate outstanding principal amount not to exceed the original aggregate principal amount of $14 million, as reduced from time to time in accordance with its originally scheduled principal amortization (and only until its final maturity date of March 1, 2021). For purpose of clause (iv) of this definition, “EBITDA” means the operating profit of the agricultural division of Holdings and its Subsidiaries, but prior to the deduction in the determination thereof of any expenses in respect of depreciation and amortization.

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Notwithstanding anything to the contrary in the foregoing portions of this definition or in the final paragraph of paragraph 6A (immediately preceding paragraph 6B): (i) any asset or Person (together with such Person’s Subsidiaries) acquired by Holdings or any of its Subsidiaries, for purpose of determining the “Unencumbered Income Producing Asset Value,” shall be valued at net book value during the period (the “Book Value Period”) from the consummation of such acquisition until the last day of the first full fiscal quarter occurring after the consummation of such acquisition; and (ii) following the relevant Book Value Period, the calculation described in clause (v) of this definition shall include Adjusted EBITDA (calculated solely with respect to Grace Pacific LLC (or Grace Pacific Corporation, as applicable, for periods prior to the limited liability company conversion of Grace Pacific Corporation) and its Subsidiaries) to the extent the applicable calculation described in clause (v) of this definition includes periods prior to the consummation of the acquisition by Holdings and its Subsidiaries of Grace Pacific LLC and its Subsidiaries.”
3.    Limitation of Modifications. The modifications effected in this letter agreement shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent, waiver or other modification of any other terms or conditions of the Agreement or any other document related to the Agreement, or (b) a consent to any future amendment, consent, waiver or other modification. Except as expressly set forth in this letter agreement, each of the Agreement and the documents related to the Agreement shall continue in full force and effect.
4.    Representations and Warranties. The Company hereby represents and warrants as follows: (i) No Default or Event of Default has occurred and is continuing (both immediately before and immediately after giving effect to the effectiveness of this letter agreement); (ii) each of the Company’s and Holdings’ entering into and performance of the Agreement, as modified by this letter agreement, has been duly authorized by all necessary limited liability company or corporate (as applicable) and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable; (iii) the Agreement, as modified by this letter agreement, constitutes the legal, valid and binding obligation of each of the Company and Holdings, enforceable against such Person in accordance with its respective terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity; and (iv) immediately after giving effect to this letter agreement, each of the representations and warranties of each of the Company and Holdings set forth in the Agreement is true, correct and complete as of the date hereof (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true, correct and complete as of such other date).
5.    Effectiveness.    This letter agreement shall become effective on the date on which:
(i) the Noteholders shall have received a fully executed counterpart of this letter agreement from each Credit Party;
(ii) the Noteholders shall have received a fully executed modification of the Bank Credit Agreement in form and substance reasonably satisfactory to the Required Holders;
(iii) the Noteholders shall have received a fully executed copy of the Bridge Loan Agreement in form and substance reasonably satisfactory to the Required Holders;
(iv) each of Grace Pacific LLC, a Hawaii limited liability company, and A&B II, LLC, a Hawaii limited liability company, shall have duly become parties to the Multiparty Guaranty and the Noteholders shall have received all documents and other items required by paragraph 5G of the Agreement with respect to each such Guarantor;

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(v) the Noteholders shall have received consolidated statements of income of (1) Grace Pacific LLC (or Grace Pacific Corporation, as applicable, for periods prior to the limited liability company conversion of Grace Pacific Corporation) and its Subsidiaries, and (2) GLP Asphalt LLC and its Subsidiaries, in each case for each of the fiscal quarters ended March 31, 2013, June 30, 2013 and September 30, 2013, and a consolidated balance sheet of (1) Grace Pacific LLC (or Grace Pacific Corporation, as applicable, for dates prior to the limited liability company conversion of Grace Pacific Corporation) and its Subsidiaries, and (2) GLP Asphalt LLC and its Subsidiaries, in each case for each of the fiscal quarters ended March 31, 2013, June 30, 2013 and September 30, 2013, all in reasonable detail and certified by an authorized financial officer of Grace Pacific LLC (or Grace Pacific Corporation, as applicable), subject only to changes resulting from year-end adjustments;
(vi) the Noteholders shall have received their ratable share of an amendment fee in the aggregate amount equal to 5 basis points multiplied by the aggregate outstanding principal amount of the Notes; and
(vii) the Company shall have paid Vedder Price P.C. its accrued and unpaid legal fees and expenses, to the extent such fees and expenses have been invoiced.
6.    Miscellaneous.
(a)    This document may be executed in multiple counterparts, which together shall constitute a single document. Delivery of executed counterparts of this letter agreement by telefacsimile or other secure electronic format (pdf) shall be effective as an original.
(b)    This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.
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If you are in agreement with the foregoing, please sign the counterpart of this letter agreement in the space indicated below and return it to the Noteholders at the above address whereupon, subject to the conditions expressed herein, it shall become a binding agreement among each party named as a signatory hereto.
Sincerely,
PRUDENTIAL INVESTMENT MANAGEMENT, INC.
By: /s/Cornelia Cheng
Title: Vice President
THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA
By: /s/Cornelia Cheng
Title: Vice President
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:    Prudential Investment Management,     Inc., as investment manager
By: /s/Cornelia Cheng
Title: Vice President
GIBRALTAR LIFE INSURANCE CO., LTD.

By:    Prudential Investment Management     (Japan), as Investment Manager
By:    Prudential Investment Management,     Inc., as Sub-Adviser
By: /s/Cornelia Cheng
Title: Vice President

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THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By:    Prudential Investment Management     (Japan), as Investment Manager
By:    Prudential Investment Management,     Inc., as Sub-Adviser
By: /s/Cornelia Cheng
Title: Vice President
PRUCO LIFE INSURANCE COMPANY
By: /s/Cornelia Cheng
Title: Assistant Vice President
PRUCO LIFE INSURANCE COMPANY OF
NEW JERSEY
By: /s/Cornelia Cheng
Title: Assistant Vice President
FARMERS INSURANCE EXCHANGE

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/Cornelia Cheng
Vice President

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MID CENTURY INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/Cornelia Cheng
Vice President

FORETHOUGHT LIFE INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/Cornelia Cheng
Vice President

THE PENN INSURANCE AND ANNUITY COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/Cornelia Cheng
Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/Cornelia Cheng
Vice President

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PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY

By: Prudential Investment Management, Inc., as investment manager

By: /s/Cornelia Cheng
Name:
Title:    Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/Cornelia Cheng
Vice President

COMPANION LIFE INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/Cornelia Cheng
Vice President

MTL INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/Cornelia Cheng
Vice President

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PHYSICIANS MUTUAL INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/Cornelia Cheng
Vice President

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Accepted and agreed to
as of the date first
appearing above:
ALEXANDER & BALDWIN, LLC, a Hawaii limited liability company
By: /s/ Nelson N. S. Chun
Its: Senior Vice President and Chief Legal Officer
By: /s/ Paul K. Ito
Its: Senior Vice President, Chief Financial Officer, Treasurer and Controller
ALEXANDER & BALDWIN, INC. a Hawaii corporation
By: /s/ Nelson N. S. Chun
Its: Senior Vice President and Chief Legal Officer
By: /s/ Paul K. Ito
Its: Senior Vice President, Chief Financial Officer, Treasurer and Controller

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Each of the Guarantors hereby (a) consents to the amendments and other modification effected by this letter agreement and the other transactions contemplated hereby, (b) reaffirms its obligations under the Multiparty Guaranty (and any Joinder Agreement executed in connection therewith) and its waivers, as set forth in the Multiparty Guaranty, of each and every one of the possible defenses to such obligations, and (c) reaffirms that its obligations under the Multiparty Guaranty are separate and distinct from the respective obligations of the Company and Holdings under the Agreement and the Notes.
ALEXANDER & BALDWIN, INC. a Hawaii corporation
By: /s/ Nelson N. S. Chun
Its: Senior Vice President and Chief Legal Officer
By: /s/ Paul K. Ito
Its: Senior Vice President, Chief Financial Officer, Treasurer and Controller
GRACE PACIFIC LLC, a Hawaii limited liability company
By: /s/ Stanley M. Kuriyama
Its: Sole Manager

A&B II, LLC, a Hawaii limited liability company
By: /s/ Stanley M. Kuriyama
Its: Sole Manager

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